  Exhibit 10.1

INVESTMENT RETURN PURCHASE AGREEMENT

THIS INVESTMENT RETURN PURCHASE AGREEMENT is made as of this 15th day of May 2018 by and between Global Digital Solutions, Inc., a New Jersey Corporation with offices at 777 South Flagler Drive, West Palm Beach, Florida 33401 (“GDSI”), and the undersigned purchaser (the “Purchaser”).

1.             Purchase. GDSI hereby transfers to Purchaser the Investment Return as set forth on the signature page and the right to receive the Investment Return (the “Transferred Interest”) and Purchaser hereby accepts the transfer of the Transferred Interest from GDSI, upon the terms set forth in this Agreement.

2.             Payment of Purchase Price. The purchase price for Transferred Interest (the “Purchase Price”) shall be set forth on the signature page and shall be paid by wire transfer on the execution of this Agreement to the wire instructions set forth as Exhibit A.

3.             Payment of Investment Return. GDSI agrees to pay Purchaser the Investment Return set forth on the signature page (“Investment Return”). The Investment Return shall be paid within three (3) months of the date of this agreement. The Investment return shall be paid earlier if the Company secures funding during this 90 day period of at least $500,000.

4.             Representations by Purchaser. Purchaser represents and warrants that:

(a) it has full power and authority to execute and perform under the Purchase Agreement;

(b) The Purchaser acknowledges that the Purchaser and the Purchaser’s advisors have been given the opportunity to ask questions of and receive answers from representatives of GDSI regarding the business and current plans of GDSI and to inspect such documents and to obtain such additional information as the Purchaser has required so as to more fully understand the nature of the investment and to verify the accuracy of the information supplied to the Purchaser and to evaluate the merits and risks of an investment in GDSI. The Purchaser acknowledges that except as set forth herein and or in documents delivered pursuant hereto no representations or warranties have been made to the Purchaser or to the Purchaser’s advisors or representatives by GDSI or by others with respect to the business of GDSI and its financial condition and that any such information given by GDSI to the Purchaser was given in good faith reliance on the opinion of the Accountant as hereinafter defined and is based on GDSI’s knowledge, information, and belief at the time of this Agreement.

(c)           The Purchaser is at least twenty-one (21) years of age. The Purchaser maintains his domicile at the address first hereinabove set forth.

(d)           The Purchaser, in determining to purchase the Investment Return, has not relied on GDSI, GDSI’s legal counsel, accountants or other financial and tax advisors or representatives. In particular, in regard to any tax matters, the Purchaser has not relied on the advice of or has consulted with GDSI, GDSI’s own professional advisors or any affiliate or agent of GDSI, directly or indirectly.

(e)           The Purchaser has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in GDSI.

(f)           The Purchaser understands that no federal or state agency has passed upon the offer and sale of the Investment Return, nor have the merits of this investment been endorsed by or approved by any state or federal authorities. The Purchaser acknowledges that (i) the Investment Return has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state or other jurisdiction that, absent an exemption, would require registration; (ii) the Investment Return is being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iii) GDSI’s reliance upon such exemptions is based in part upon the Purchaser’s representations, warranties and agreements contained in this Purchase Agreement.

(g)           The Purchaser is not purchasing the Investment Return as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast via television or radio, or presented at any seminar or meeting as to which the Purchaser received notice through any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast via television or radio.

(g)           The Purchaser is acquiring the Investment Return solely for Purchaser’s own account, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part. Purchaser has been advised and understands that (i) there is no public market for the Common Investment Return and it is not expected that a public market for the Common Investment Return will develop in the foreseeable future, and (ii) the Investment Return has not been registered under the 1933 Act or the securities laws of any state or other jurisdiction, and, therefore, cannot be sold and purchaser agrees not to sell or otherwise dispose of the Investment Return unless such Investment Return is subsequently registered under the 1933 Act and such state securities laws as are applicable, or unless there are available exemptions from such registration. The Purchaser acknowledges that a legend to this effect will be placed on the certificates evidencing the Investment Return.

(h)           Purchaser understands that the Investment Return is being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that GDSI is relying upon the truth and accuracy of the representations, warranties, covenants, acknowledgments and understandings set forth in this Agreement to determine the applicability of such exemptions to Purchaser’s acquisition of the Investment Return.

(i)            The undersigned is an "accredited investor" as defined under Regulation D promulgated pursuant to the 1933 Act.

5.             Representations and Warranties by GDSI.

By executing this Agreement, GDSI makes the following representations and warranties to the Purchaser, and that the below representations and warranties are complete as of the date of this Agreement:

(a)            Organization of GDSI. GDSI is a duly organized corporation, validly existing, and in good standing under the laws of New Jersey and has full corporate power and authority to own or hold the assets and properties which it owns or holds under lease and to perform all its obligations under the agreements to which it is a party, including, without limitation, this Agreement. GDSI is in good standing in each other jurisdiction wherein the failure so to qualify would have a material adverse effect on its business, properties, operations, income, assets, prospects or condition, financial or otherwise (hereinafter referred to as the "GDSI's business or condition"). The copies of the Articles of Incorporation and Bylaws of GDSI that have been delivered to the Purchaser by GDSI are complete and correct.

(b)            GDSI Taxed as a Corporation. As of the date of this Agreement, GDSI is taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986 (the “IRC”), as amended and files annually an Internal Revenue Service Form 1120.

(c)           Authorization of Transaction. GDSI and GDSI’s officers have full power and authority including full corporate or other entity power and authority to execute and deliver this Agreement and to perform his, her, or its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of GDSI, enforceable in accordance with its terms and conditions. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by GDSI.

(d)            Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which GDSI is subject or, if GDSI is an entity, any provision of its charter, bylaws, or other governing documents, (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which GDSI is a party or by which it is bound or to which any of its assets is subject, or (C) result in the imposition or creation of a Lien upon or with respect to the Investment Return. Excluding any filings required to comply with the exemptions from the registration requirements of federal and state securities laws, no consents, approvals or authorizations or filings or registrations with any governmental agency or authority or any other person or entity are required in connection with the execution and delivery of this Agreement by GDSI or the consummation by GDSI of the transactions contemplated hereby or thereby.

6.             Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

7.             Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

To GDSI:

Global Digital Solutions, Inc.,
777 South Flagler Drive
West Palm Beach, FL 33401

With a copy to:

Brinen & Associates, LLC
90 Broad Street, Second Floor
New York, New York 10004
Tel: (212) 330-8151
Fax: (212) 227-0201
Email: jbrinen@brinenlaw.com

To Purchaser at the address set forth on the signature page

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if faxed or emailed.

8.             Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

9.             Assignments. This Agreement is assignable only by Purchaser.

10.          Amendment and Waiver. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by GDSI or Purchaser from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by GDSI and Purchaser and (ii) only in the specific instance and for the specific purpose for which made or given.

11.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

12.            Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

13.           Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

14.            Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

15.           Entire Agreement. This Agreement, together with the Assignment, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16.           No Public Announcement; No Disclosure. The parties shall not make any public announcement concerning this Agreement, their discussions or any other documents or communications concerning the transactions contemplated hereby unless advised by counsel that such disclosure is required by law (in which case the party so advised will promptly notify the other party). Except as permitted by the preceding sentence, without the prior consent of Purchaser, GDSI, including its officers, directors, employees, affiliates or agents, will not discuss the existence or terms of this Agreement, except to their respective legal, financial and accounting advisors who have a need to know such information solely for the purposes of assisting their respective clients with regard to the transactions contemplated hereby.

17.           Governing Law. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors and assigns; provided that the Purchaser may not assign this AGREEMENT, in whole or in part, by operation of law or otherwise. This Agreement and any claims arising out of relating to this Agreement whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

18.          Jurisdiction. THE BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE BORROWER AGREES THAT PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS BY PERSONAL DELIVERY OR OVERNIGHT COURIER AT THE ADDRESS PROVIDED IN SECTION 7 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THIS PROVISION, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENS OR ANY SIMILAR BASIS.

20.            Transaction Fees. Each party shall be responsible for its own attorneys’ fees and other costs and expenses associated with documenting and closing the transaction contemplated by this Agreement.

21.             Attorneys’ Fees. In any litigation, arbitration, mediation, or other legal proceeding, in law or in equity to enforce or interpret the terms of this Agreement or any other document contemplated hereby, the Prevailing Party (as defined hereafter) shall be entitled to recover its costs, including any costs of arbitration or mediation, and reasonable attorney’s fees and paralegal fees in addition to any other relief to which such party may be entitled. “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

22.            Waiver of Jury Trial. To the extent permitted by applicable law, each of the arties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

23.             Construction and Interpretation.

(a) For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereto.

              (c) As used in this Agreement, the words ‘‘include’’ and ‘‘including,’’ and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words ‘‘without limitation.’’

              (d) Except as otherwise indicated, all references in this Agreement to ‘‘Articles,’’ ‘‘Sections,’’ ‘‘Schedules’’ and ‘‘Exhibits’’ are intended to refer to an Article or Section of, or Schedule or Exhibit to, this Agreement.

              (e) Except as otherwise indicated, all references (i) to any agreement (including this Agreement), contract or Law are to such agreement, contract or Law as amended, modified, supplemented or replaced from time to time, and (ii) to any Governmental Entity to include any successor to that Governmental Entity.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 15th day of May 2018.

Original Purchase $200,000 + Investment Return: $20,000 for a total of $220,000.00
Additional Return: 2,000,000 Warrants to purchase Common Stock at $.01/Share, exercisable for a period of 3 Years.

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Social Security or Federal Tax
Identification Number

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Social Security or Federal Tax
Identification Number (if any)

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Address

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City and State                                 Zip Code

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Telephone Number(s)

ACCEPTED BY:

Global Digital Solutions, Inc.

By: _______________________________
William Delgado, Chief Executive Officer

Date:  _______________________________

_________________________________ Signature of Subscriber ________________________________ Signature of Joint Subscriber

(The above information must be provided in its entirety. Any failure to complete all of the above information may result in rejection of or delay of acceptance of this Agreement)